UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2014

BLUE SKY PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52010	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

17470 N. Pacesetter Way, Scottsdale, AZ 85255
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 480-305-2041

3702 South Virginia Street, Suite G12 – 401, Reno, NV 89502
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Effective February 18, 2014, Blue Sky Petroleum Inc., changed its address to 17470 N. Pacesetter Way, Scottsdale, Arizona, 85255, telephone number 480-305-2041.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2014

BLUE SKY PETROLEUM INC.

/s/ Michael Johnson
Michael Johnson
President, Chief Executive Officer,
Chief Financial Officer, Secretary, Treasurer and Director